UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22054

Simple Capital Trust

(Exact name of registrant as specified in charter)

One Apple Hill

Suite 316

Natick, MA 01760

 (Address of principal executive offices)(Zip code)

Oriosto Medrano Santana

One Apple Hill

Suite 316

Natick, Massachusetts 01760

 (Name and address of agent for service)

Registrant's telephone number, including area code: 508-655-7948

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

THE SIMPLE CAPITAL FUND

June 30, 2008

SIMPLE CAPITAL FUND

MANAGERS COMMENTARY

JUNE 30, 2008

Fund Summary

Investment Objective

The SIMPLE CAPITAL FUND’s investment objective is long-term capital appreciation. The Fund is designed for investors who wish to pursue their long term financial goals, such as retirement and college education, investing in common stocks.

Investment Strategies

The Fund pursues its objective by investing primarily in shares of companies the adviser believes are well managed, have sustainable earning power and a strong financial condition when their market price is significantly below the adviser’s estimate of their value. The Fund may invest in large-, mid- and small-capitalization companies worldwide.

The Fund also invests a significant portion of its assets in “special situations” such as mergers, acquisitions, spin-offs, etc. when such opportunities are available. The Fund’s investment adviser, Simple Capital, believes this combination of strategies provides long term investors the best combination of protection against permanent loss of capital and capital appreciation.

Risks Associated with an Investment in the Fund

Investing in the Fund carries risks similar to those of investing in other mutual funds that invest in common stocks. The price of Fund shares will vary everyday based on changes of the prices of securities in which the Fund invests.

When you sell shares of the Fund, they could be worth more or less than what you paid for them. There is no guarantee that the Fund will achieve its investment objective. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

In fact, you could lose money by investing in the Fund. For more specific information about risks and strategies of the Fund, please refer to the Fund’s prospectus. A prospectus can be found on the adviser’s website at www.simplecapital.com or at the SEC’s website at www.sec.gov.

Other Important Information

The Fund is open for investment to everyone, regardless of their financial condition. There are no minimum investment requirements and the Fund does not impose sales charges or marketing and distribution fees. All the relevant information about investing in the Fund can be found in the Fund’s prospectus. For more information on how you can redeem shares or invest in the Fund please visit www.simplecapital.com.

SIMPLE CAPITAL FUND

MANAGERS COMMENTARY

JUNE 30, 2008

Letter to Shareholders

Dear Fellow Shareholders:

For the 10 months ended June 30th 2008, the Simple Capital Fund’s net asset value per share decreased 10.40%. This compares to a decline of 9.90% for the Fund’s benchmark, the Standard and Poor’s 500 Index (the “S&P 500”) - a difference of -.50%.

The Fund’s performance for this period was average mainly due to our exposure to the US financial and real estate industries.  As home prices began to fall rapidly last fall, banks and other lenders suddenly realized that overextending mortgages to people who could not afford them could result in a large number of defaults - one hand hindering the other. These phenomena provoked uncertainty and fear about the economy, throwing the stock price of nearly all financial institutions on a precipitous decline.  Unfortunately, we were not able to escape unharmed.

On the positive side, our diversification into other industries and countries, as well as our investments in special situations performed well. Our approach of buying good companies at cheap prices with a diversity of commitments in several industries and countries should provide a most attractive package of safety and appreciation potential for long term investors.  Sometimes price appreciation happens quickly, but it often takes two or more years for our strategy to bear fruits. For this reason, we believe you should attach only minor significance to short-term results.

Investment Goals and Strategies

At the risk of boring some of our most sophisticated shareholders, we thought it would be helpful to discuss our investment goals, strategies and the expectations you should have about the Fund. We’d rather be accused of boring 99% of you than have 1% unclear about what exactly we expect to accomplish for you and how.

The Goal

The Fund’s investment goal is to produce long term investment results superior to those of the general stock market as measured by the S&P 500 Index. We pursue this goal primarily by acquiring shares of different businesses at significant discounts to our estimate of their true value. The Fund invests in two general categories: (a) substantially “undervalued securities;” and (b) “special situations.” These categories differ in their behavior with relation to the stock market as well as in the timeframe within which we expect them to yield results. We generally try to divide the Fund’s assets approximately two thirds in undervalued securities and one third in special situations, but the actual percentage division in any given year is based upon the availability of attractive investment opportunities in each category.

Undervalued Securities

We try to acquire shares of good companies at substantial discounts from our estimate of their intrinsic value. The intrinsic value of a given company is the discounted value of all the cash we can reasonably expect to get from a company for its remaining life. For instance, a company that normally earns $10 per year and grows just as much as inflation would have an intrinsic value of $100 (using a 10% discount rate). To protect the Fund against unexpected negative developments in the company’s business or mistakes in our estimates, we require “a margin of safety” between price and estimated value of at least 40% (i.e., buying shares of such a company only if the market price is $60 dollars or less).

By “good companies” we mean companies with sustainable earning power, good management, superior returns on invested capital, and a strong financial condition. We think a good example of such a company is Colgate-Palmolive. Regardless of the strength of any of these characteristics, however, the market price must be significantly less than our estimated value - or we pass.

Our investment philosophy is based on the premise that stock market prices and intrinsic value, despite their occasional deviations, eventually converge.  At time of purchase, we don’t know when price and value will cross their paths, but we go in prepared to wait several years to realize the expected result. We believe that purchasing shares in a diverse group of good companies around the globe for substantially less than what a diligent study of its business prospects suggests that it is worth offers the best combination of loss protection and potential appreciation. When companies are significantly undervalued, the market already expects the worst, and even mediocre operating results may bring the company’s share price to fair value – better than expected results are just icing on the cake.

Naturally, the skeptics among us would ask why shares of a good company would ever be available at such deep discounts. The answer has to do with the fact that only a certain percentage of a company’s total number of outstanding shares is traded each day. On any given day, different investors and speculators buy and sell shares for different reasons. For example: a long-term holder may be forced to sell because she needs to pay for a child’s education or buy a home; a short term trader may be selling simply to move his money into a different, more promising venture; or a large institution is making a macro decision to move from stocks to bonds or other asset class. More often than not, however, the reason for big discounts in stock prices has to do with short term views about the prospects of a particular business or the economy. Most investors have a myopic view of the future and thus tend to exaggerate the effects of temporary events or conditions; often overestimating the impact that such event or condition will have on the value of a business in the long run. Our job is to take advantage of such opportunities. Undervalued securities, however, tend to behave pretty much like the stock market in general – declining as much as the market or rising as much as the market – until the financial community realizes the true impact of the event or condition the triggered the price decline.

Example

To help you better understand our investment approach, we think you might benefit from a brief discussion of the Fund’s largest holding, American Express (Amex). Amex is a leading global provider of credit and debit cards, travel services, and other payment systems. The company facilitates commerce for merchants by making it easy for consumers to spend money in their businesses. For these services, merchants pay Amex between 2-4% of the amount customers spend at their businesses using Amex cards.  The more people spend using their American Express Card, the more money the company is likely to make. Amex has a terrific brand, recognized all over the world, and usually attracts bigger spenders than its main competitors, Visa and MasterCard.

Because Amex borrows money and subsequently lends it to its cardholders, potential cardholder defaults is a major risk. Every year, the company writes off a certain percentage of cardholders’ bills that it can’t collect, but the interest and charges it does collect from merchants and the majority of its cardholders so far have produced excellent results. Cardholder defaults are part of the business, and as long as the number is not too high, the company should continue to make good profits.

The recent fears of economic recession and borrower defaults have caused the investment community to reappraise the value of American Express shares from a high of $63.53 in October of last year to around $38 at the time of this letter. During an economic recession, people usually spend less and more cardholders are likely to default. However, this is not the first, nor will it be the last recession in our lifetime - “this too shall pass.” For over 100 years, American Express has been growing its revenues and profits at a decent rate. Granted it has had its ups and downs, but for the most part its business model has worked well. The question then, is whether for the next 10 years or more people around the world will continue to use the products and services of Amex enough for the company to make an acceptable profit. Is the 40% decline in price commensurate with the potential decline in earning power for this company? You probably have a good idea which way we’re leaning. Of course, “it is difference of opinion that makes horse races.”

Special Situations

In addition to undervalued securities, the Fund seeks to profit from special situations such as mergers, spin-offs and acquisitions. In this category we invest in securities of companies after a deal or transaction is properly announced, not based on rumors or speculation. Our investment results in this category depend on corporate actions rather than the perceived value of these securities in the minds of different stock market participants. In other words, these are investments where we can predict, with reasonable accuracy, how much we will gain, when, and what might prevent us from getting it.

For example, in January Bright Horizons Family Solutions, a then publicly traded day care and early education provider, announced that a private equity firm had agreed to acquire the company for $48.25 a share.  After the announcement, the stock took a logical jump in price, but still we were able to acquire some shares at about a 12% discount from the announced purchase price. The acquisition went basically as planned and closed in May 2008 yielding about 12% for the Fund in a span of 5 months. For a variety of reasons, at any given time investors can find securities selling at 10% or more below the announced deal price.

In contrast to the undervalued securities category, special situations should produce reasonably stable earnings year to year regardless of the direction of the stock market. This does not mean that either category is guaranteed to yield positive results. In fact, just because a security has declined in price does not mean it can’t or won’t continue to decline. Likewise, just because a company announces its intention to acquire or merge with another does not mean the deal will go through – there are reasons such as inability to secure financing, government intervention or shareholder disapproval that can derail a deal.

Evaluating Performance

We believe that to evaluate whether we do a good, average or poor job in managing your money, investors should compare our results against the results of the securities markets in general. A widely used yardstick for the general stock market, and the one we suggest you use, is the S&P 500 Index. The reason is that owning a portfolio of stocks representative of the S&P 500, such as an index fund, can be expected to produce reasonably satisfactory results over time. For the past 50 years this has meant about 9% compounded per year. However, if an investor manages to gain a few percentage points annually over that index, the experience should be extremely rewarding.

We illustrate the power of compounding returns by showing the results of a hypothetical $10,000 investment in a portfolio of stocks that tracked the S&P 500 Index from the beginning of each year presented in the table below (assuming reinvestment of all dividends). The first row of the table shows what would be the current value of each investment as of the date of this letter. The remaining rows show the power of compounding returns by showing the results of the same investment if an investor had outperformed the S&P 500 Index by 2, 3 or 4 percentage points on average per year:

Invested in:	1995	1985	1975	1965
S&P 500	$35,078	$134,093	$524,747	$602,228
S&P 500 +2%	$45,380	$206,519	$962,109	$1,346,072
S&P 500 +3%	$51,523	$255,539	$1,297,430	$2,001,224
S&P 500 +4%	$58,428	$315,588	$1,744,967	$2,964,463

Since 1965 to the middle of this year, the S&P 500 has had an average return of approximately 11% per year. That includes estimated year to date performance of about -12.50%. Of course, historical performance in no way guarantees future results. The purpose of the table is to illustrate the power of compounding returns and the potential rewards of beating the S&P 500 Index by a few points on average per year for a number of years.

Tough Times Produce Great Opportunities

On the bright side, the recent declines in stock prices have created opportunities for long-term investors to acquire shares in some terrific businesses at (in our judgment) bargain prices. This is because, undeterred by past experiences, many investors still sell when prices decline and buy when prices go up – this is not the case in most other human enterprises, but it is so with the stock market, where investors are often moved by exaggerated fears about short-term economic prospects or irrational expectations.

Although not yet reflected in the Fund’s performance, we believe the Fund has benefited from the recent declines – by remaining committed to our investment strategy. During the past few months, the Fund was able to purchase shares of some great companies such as Procter & Gamble and Colgate at fair to bargain prices. We remain alert in case more such opportunities shall appear.

Looking Forward

The problems in the financial and real estate sectors in the US have (at least in the minds of many) started to spill over into the rest of the US economy. These issues, coupled with the high increase in oil prices, have injected fears of economic recession and high inflation into the stock market. Fear, well-founded or not, causes wild swings in securities prices. For long-term investors, whenever fear rears its head, excellent opportunities to acquire great companies at distressed prices come about. Although we have no idea in which direction the stock market is headed in the short term (we think predicting that is about as easy as winning the lottery), we venture to guess that stock market volatility is likely to continue for the remainder of the year. Markets did not reach panic mode, but they have come oh! so close in a few occasions this year. For long term investors, this is good news, and we remain vigilant in search of great investment opportunities.

Sincerely,

Otto and Barry

SIMPLE CAPITAL FUND

PERFORMANCE ILLUSTRATION

JUNE 30, 2008

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED JUNE 30, 2008*

Since Inception (8/17/2007)
Simple Capital Fund (1)	(10.40)%
S&P 500 Index (2)	(9.90)%

15,000
12,500
10,000
7,500
5,000
Inception Date: 8/17/2007
Simple Capital Fund
S&P 500 Index
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07
Jan-08
Feb-08
Mar-08
Apr-08
May-08
Jun-08

*August 17, 2007 (commencement of investment operations) through June 30, 2008.

(1) This chart assumes an initial investment of $10,000 made on 8/17/2007 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions.

Performance figures represent past performance, which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on redemption of Fund shares.

For performance information current to the most recent month-end, please call (866) 694-6672.

(2) The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

SIMPLE CAPITAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Country Diversification
The following table presents the percentage of the fund’s net assets invested in companies based in each of the following countries.

Country Percent of Assets USA 66.39% Mexico 11.28% Brazil 10.08% France 6.12% Finland 2.25% Canada 2.95% India 0.93%

Performance Summary

Year Ended June 30	Simple Capital Fund	S&P 500 Index

2008*	(10.40)%	(9.90)%

* Includes performance from August 17, 2007 (the start of investment operations for the Fund).

SIMPLE CAPITAL FUND

SCHEDULE OF INVESTMENTS

JUNE 30, 2008

Shares		Value

COMMON STOCKS - 88.81%

Agriculture Production-Livestock & Animal Specialties - 2.62%
400	Sadia S.A. (Brazil)	$ 8,536

Bottled & Canned Soft Drinks - 3.49%
250	Mexican Economic Development, Inc. (Mexico)	11,377

Cement, Hydraulic - 4.55%
601	Cemex SAB de CV ADR (Mexico)	14,844

Crude Petroleum & Natural Gas - 4.35%
200	Petroleo Brasileiro (Brazil)	14,166

Electronic & Other Electrical Equipment - 4.91%
600	General Electric Co.	16,014

Finance Lessors - 2.30%
1,100	CIT Group, Inc.	7,491

Finance Services - 7.40%
625	American Express Company	23,544
400	Consumer Portfolio Services, Inc. *	588
		24,132
Fire, Marine & Casualty Insurance - 4.92%
4	Berkshire Hathaway, Inc. Class B *	16,048

Hotels & Motels - 2.41%
300	Marriott International, Inc.	7,872

Motor Vehicles - 0.92%
300	Tata Motors Ltd. (India)	3,015

National Commercial Banks - 2.99%
350	US Bancorp	9,761

* Non-income producing securities during the period.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Shares		Value

Operative Builders - 1.20%
2,700	WCI Communities, Inc. *	3,915

Perfumes, Cosmetics & Other Toilet Preparations - 6.36%
300	Colgate-Palmolive Co.	20,730

Pharmaceutical Preparations - 6.12%
600	Sanofi-Aventis (France)	19,938

Radio & TV Broadcasting & Communications Equipment - 2.25%
300	Nokia Corp. (Finland)	7,350

Railroads, Line-Haul Operating - 2.95%
200	Canadian National Railway Co. (Canada)	9,616

Retail-Family Clothing Stores - 0.84%
200	American Eagle Outfitters, Inc.	2,726

Savings Institution, Federally - 6.55%
3,650	Countrywide Financial Corp.	15,513
5,400	PFF Bancorp, Inc.	5,832
		21,345
Semiconductors & Related Devices - 5.66%
300	MEMC Electronics *	18,462

Services-Personal Services - 3.28%
300	Weight Watchers International, Inc.	10,683

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 3.73%
200	Procter & Gamble Co.	12,162

State Commercial Banks - 4.51%
500	Banco Itau Holding Financeira SA ADS (Brazil)	10,155
800	Boston Private Financial Holdings	4,536
		14,691

* Non-income producing securities during the period.

The accompanying notes are an integral part of these financial statements.

Shares		Value

Surety Insurance - 1.25%
2,800	Radian Group, Inc.	4,060

Telephone Communications - 3.25%
200	American Movil S.A.B De C.V. (Mexico)	10,550

TOTAL FOR COMMON STOCKS (Cost $339,871) - 88.81%		289,484

SHORT TERM INVESTMENTS - 15.54%
50,649	Huntington Money Market Fund IV 0.82% ** (Cost $50,649)	50,649

TOTAL INVESTMENTS (Cost $390,520) - 104.35%		340,133

LIABILITIES IN EXCESS OF OTHER ASSETS - (4.35)%		(14,169)

NET ASSETS - 100.00%		$ 325,964

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2008.

The accompanying notes are an integral part of these financial statements.

SIMPLE CAPITAL FUND

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2008

Assets:
Investments in Securities, at Value (Cost $390,520)	$ 340,133
Receivables:
Dividends and Interest	786
Securities Sold	22,468
Prepaid Expenses	870
Total Assets	364,257
Liabilities:
Payables:
Accrued Management Fees (Note 3)	2,301
Due to Advisor	5,127
Securities Purchased	19,356
Other Accrued Expenses	11,509
Total Liabilities	38,293

Net Assets	$ 325,964

Net Assets Consist of:
Paid In Capital	$ 367,815
Accumulated Undistributed Net Investment Income	3,933
Accumulated Undistributed Realized Gain on Investments	4,602
Unrealized Depreciation in Value of Investments	(50,386)
Net Assets, for 36,379 Shares Outstanding	$ 325,964

Net Asset Value Per Share	$ 8.96

The accompanying notes are an integral part of these financial statements.

SIMPLE CAPITAL FUND

STATEMENT OF OPERATIONS

FOR THE PERIOD AUGUST 17, 2007 (COMMENCEMENT OF INVESTMENT OPERATIONS) THROUGH JUNE 30, 2008

Investment Income:
Dividends (net of $265 of foreign tax withheld)	$ 5,581
Interest	1,573
Total Investment Income	7,154

Expenses:
Advisory Fees (Note 3)	2,301
Audit Fees	10,111
Transfer Agent Fees	6,853
Blue Sky Fees	2,334
Custodial Fees	2,454
Trustee Fees	1,500
Printing & Mailing	353
Miscellaneous Fees	357
Insurance Fees	1,500
Total Expenses	27,763
Fees Waived and Reimbursed by the Advisor (Note 3)	(24,542)
Net Expenses	3,221

Net Investment Income	3,933

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	4,602
Net Change in Unrealized Depreciation on Investments	(50,386)
Realized and Unrealized Loss on Investments	(45,784)

Net Decrease in Net Assets Resulting from Operations	$ (41,851)

The accompanying notes are an integral part of these financial statements.

SIMPLE CAPITAL FUND

STATEMENT OF CHANGES IN NET ASSETS

Period *
Ended
6/30/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 3,933
Realized Gain on Investments	4,602
Unrealized Depreciation on Investments	(50,386)
Net Decrease in Net Assets Resulting from Operations	(41,851)

Distributions to Shareholders:
Net Investment Income	-
Realized Gains	-
Total Distributions Paid to Shareholders	-

Capital Share Transactions (Note 4):	267,815

Total Increase in Net Assets	225,964

Net Assets:
Beginning of Period	100,000

End of Period (Including Undistributed Net Investment Income of $3,933)	$ 325,964

* For the period August 17, 2007 (commencement of investment operations) through June 30, 2008.

The accompanying notes are an integral part of these financial statements.

SIMPLE CAPITAL FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

	Period *
	Ended
	6/30/2008

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.15
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.19)
Total from Investment Operations	(1.04)

Distributions:
Net Investment Income	-
Realized Gains	-
Total from Distributions	-

Net Asset Value, at End of Period	$ 8.96

Total Return ***	(10.40%)

Ratio of Expenses to Average Net Assets
Before Waivers	12.10%	****
After Waivers	1.40%	****
Ratio of Net Investment Income to Average Net Assets
Before Waivers	(8.98%)	****
After Waivers	1.71%	****

Portfolio Turnover	121.02%

* For the period August 17, 2007 (commencement of investment operations) through June 30, 2008.

** Per share net investment income has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

SIMPLE CAPITAL FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2008

Note 1. Organization

The Simple Capital Fund (the “Fund”), is a non-diversified series of the Simple Capital Trust (the “Trust”), an open-end regulated investment company that was organized as a Massachusetts Business Trust on February 12, 2007. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series, each series representing a distinct fund with its own investment objective and policies.  At present, there is only one series authorized by the Trust.  Simple Capital, LLC is the advisor to the Fund (the “Advisor”).  The Fund’s investment objective is to provide long-term capital appreciation. The Fund’s principal investment strategy is value investing.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation - Security Valuations: The Fund’s investments are valued on the basis of official closing prices or market quotations. If official closing prices or market quotations are not readily available, or if a securities value has been materially affected by events occurring after the close of the market in which the security is principally traded but before 4:00 p.m. eastern time, that security will be valued at the fair value determined in good faith by the Advisor, subject to the review and oversight of the Fund’s Board of Trustees. The Fund may use an independent pricing service to determine the fair value of specific securities.

Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund's NAV (referred to as “price arbitrage”). To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities by short-term traders, but there is no assurance the Fund’s fair valuation policies will prevent dilution of the Fund’s NAV.

Equity Securities    The Fund intends to be fully invested in equity securities. These securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.   Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed Income Securities- The Fund may invest in money market instruments and other securities in U.S. dollar and non-U.S. dollar denominated money market instruments and other securities, including debt obligations issued by the U.S. and foreign national, provincial, state or municipal governments or their political subdivisions. The Fund may also invest in (1) money market instruments and other securities issued by international organizations designated or supported by governmental entities (e.g., the World Bank and the European Community); (2) non-dollar securities issued by the U.S. government; and (4) foreign corporations includes short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers' acceptance, and other short-term liquid instruments.

The Fund may also invest in U.S. and foreign government securities, corporate debt obligations variable amount master demand notes, variable and floating rate securities, repurchase agreements, commercial paper, bank instruments, real estate investment trusts (REITS) as well as other investment companies, convertible securities warrants and depository receipts.

Money market instruments and other securities in which the Fund may invest generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees.

New Accounting Pronouncements - In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied.  Management is currently evaluating the application of FAS 157 to the Fund and will provide additional information in relation to FAS 157 on the Fund’s semi-annual financial statements for the period ending December 31, 2008.

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on August 17, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

Distributions to Shareholders-   The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date. See Note 7 for additional dividend information.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Security Transaction Timing- The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends will be provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Note 3. Investment Management Agreement

The Fund has a management agreement with the Advisor to furnish investment advisory and management services to the Fund.  The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00%. For the period ending June 30, 2008, the Advisor earned a fee of $2,301 from the Fund.

The Advisor has contractually agreed to waive fees and/or reimburse the expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at 1.40% of its average daily net assets for the first five years of the operations of the Fund.  The Advisor reimbursed the Fund $21,452 for expenses.  The Fund owed the Advisor $5,127 at June 30, 2008.

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital as of June 30, 2008 was $367,815.  Transactions in capital were as follows:

August 17, 2007 (commencement of investment operations) through June 30, 2008

	Shares	Amount
Shares sold	29,060	$292,830
Shares reinvested	-	-
Shares redeemed	(2,681)	(25,015)
Increase	26,379	$267,815

Note 5. Investment Transactions

For the period ending June 30, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $586,360 and $251,103 respectively.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2008 was $390,520, including short-term investments.

No distributions were paid during the period ended June 30, 2008.

At June 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$4,445	($54,831)	($50,386)

As of June 30, 2008 the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$3,933
Undistributed short-term capital gain	$10,198
Unrealized depreciation	($50,386)

The difference between the book cost and tax cost of investments represents wash sale transactions.

Note 7. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. Norma Guerrero owns approximately 58% of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of Simple Capital Fund,

  a Series of Simple Capital Trust

We have audited the accompanying statement of assets and liabilities of Simple Capital Fund, a Series of the Simple Capital Trust (the “Fund”), including the schedule of investments, as of June 30, 2008 and the related statements of operations and changes in net assets for the period August 17, 2007 (commencement of investment operations) through June 30, 2008, and financial highlights for the period August 17, 2007 (commencement of investment operations) through June 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of June 30, 2008, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Simple Capital Fund, a Series of Simple Capital Trust as of June 30, 2008, the results of its operations and changes in its net assets and the financial highlights for the period indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania August 25, 2008

SIMPLE CAPITAL FUND

EXPENSE ILLUSTRATION

JUNE 30, 2008

Expense Example

As a shareholder of the Simple Capital Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by
$1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid
During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	January 1, 2008	June 30, 2008	January 1,2008 to June 30,2008

Actual	$1,000.00	$886.25	$6.57
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.90	$7.02

* Expenses are equal to the Fund's annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Notes:

There are some account fees that may be charged to certain types of accounts, such as individual retirement accounts (generally, there is an $8.00 custodial fee charged to IRAs each year) that would increase the amount of expenses paid on your account. If you purchase shares of the Fund as part of a retirement plan or through an investment advisor or broker-dealer, you may be subject to additional fees charged by those intermediaries.

SIMPLE CAPITAL FUND

ADDITIONAL INFORMATION

JUNE 30, 2008

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

SIMPLE CAPITAL FUND

ADDITIONAL INFORMATION

JUNE 30, 2008

Name, Age and Address	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Peter Delaney, 42 7 Oak Court, Poughkeepsie, NY 12603	since inception of Fund and until a successor is elected and qualified	Vice President and Principal, Staff Line, Inc., since 1999.
Jose P. Sanchez, 34 40 Kingston Street, Lawrence, MA 01843	since inception of Fund and until a successor is elected and qualified	Engineer, Flir Systems, Inc. since 1996
Ryan Hanna, 36 11 Langdon Avenue, Watertown, MA 02472	since inception of Fund and until a successor is elected and qualified	Portfolio Manager, Cambridge Trust Company, since 2001

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Age and Address	Position and Length of Time Served with the Fund	Principal Occupations During Past 5 Years and Current Directorships
Oriosto Medrano, 34 c/o Simple Capital, LLC One Apple Hill Suite 316 Natick, MA 01760	Chief Executive Officer and Chief Compliance Officer Since inception of Fund and until a successor is elected and qualified

Chief Executive Officer and Co-Managing Member, Simple Capital, LLC – October 2005 through present; Consultant – BISYS Regulatory Services, 2004-2007; Examiner, U.S. Securities and Exchange Commission, 2003-2004, Paralegal, Hale & Dorr, LLP, 2001-2003.

Barry McNeil, 38 c/o Simple Capital, LLC One Apple Hill Suite 316 Natick, MA 01760	Treasurer, Principal Accounting and Financial Officer Since inception of Fund and until a successor is elected and qualified	Chief Financial Officer and Co-Managing Member, Simple Capital, LLC – January 2007 through present; The Mathworks 2002 through 2007, John Hancock Financial Services 1995- 2002

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1 (866) 694-6672 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 6-month period ended December 31 are available without charge upon request by (1) calling the Fund at (866) 694-6672 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1 (866) 694-6672.

Board of Trustees

Peter Delaney

Jose P. Sanchez

Ryan Hanna

Investment Adviser

Simple Capital, LLC

One Apple Hill, Suite 316

Natick, Massachusetts 01760

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Custodian

The Huntington National Bank

7 Easton Oval, Columbus, Ohio 43219

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road, Abington, PA 19001

This report is provided for the general information of the shareholders of The Simple Capital Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2008

$ 10,000

(b)

Audit-Related Fees

Registrant

FY2008

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2008

$ 1,200

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2008

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2008

$ 1,200

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Simple Capital Trust

By /s/ Oriosto Medrano Santana

*Oriosto Medrano Santana

President and Treasurer

Date: September 8, 2008

*Print the name and title of each signing officer under his or her signature.